Investors - period ended 1/31/16

1. Sub-Management Contract between Putnam Investment Management,
LLC and Putnam Investments Limited dated February 27, 2014;
Schedule A dated November 30, 2015 -- Incorporated by reference to Post-Effective Amendment No. 102 to the Registrants
Registration Statement filed on November 25, 2015.